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                                    FORM 8-K

                       Securities and Exchange Commission

                            Washington, D.C.  20549

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                                July 22, 1996
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             (Date of Report, date of earliest event reported.)


                            Zeigler Coal Holding Company
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             (Exact name of registrant as specified in its charter)



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
                Delaware                                        1-13298                           36-3344449
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(State or other jurisdiction of incorporation)         (Commission File Number)        (I.R.S. Employer Identification No.)
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   50 Jerome Lane, Fairview Heights, Illinois                         62208
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      (Address of principal executive offices)                     (Zip Code)




                                (618) 394-2400
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             (Registrant's telephone number,  including area code)




                                Not Applicable
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            (Former name or address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

         On July 22, 1996 the registrant issued the press release filed as
Exhibit 99.1 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)    Exhibits

               Exhibit 10.1 -   Amended and Restated Agreement for Sale and
                                Purchase of Coal dated as of July 1, 1996, by and between Carolina Power & Light Company, as buyer, and Mountaineer Coal Development
                                Company, d/b/a Marrowbone Development Company, and Bluegrass Coal Development Company, as sellers.*

               Exhibit 99.1 -   Press Release Dated July 22, 1996.

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*        Contains material for which confidential treatment has been requested pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. This material has been filed separately with the Securities and Exchange Commission pursuant to the application for confidential treatment.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Zeigler Coal Holding Company
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                                                       (Registrant)


                                              /s/ Brent L. Motchan
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                                              Brent L. Motchan, Vice President
Dated:  August 6, 1996                        and General Counsel
                                              (Duly Authorized Officer)